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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 24, 2001


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2001, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2001-
          HYB1, Mortgage Pass-Through Certificates, Series 2001-HYB1).


                                  CWMBS, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                    333-51332             95-4596514
          --------                    ---------             ----------
(State or Other Jurisdiction         (Commission         (I.R.S. Employer
      of Incorporation)               File Number)      Identification No.)



           4500 Park Granada
           Calabasas, California                                 91302
         -------------------------                            ----------
           (Address of Principal                              (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240
                                                   ----- --------

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Item 5.  Other Events.
         ------------

     On July 24, 2001, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of July 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller, Washington Mutual Bank, F.A. ("WAMU"), as a transferor and servicer, Washington Mutual Home Loans, Inc., as a transferor ("WAML") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2001-HYB1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

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Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of July 1, 2001, by and among the Company, CHL, WAMU, WAML and the Trustee.

                                      3
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CWMBS, INC.



                                            By: /s/ Celia Coulter
                                                -----------------
                                                Celia Coulter
                                                Vice President


Dated:  January 5, 2002

                                      4
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                                 Exhibit Index

Exhibit                                                                    Page

99.1.           Pooling and Servicing Agreement,
                dated as of July 1, 2001, by
                and among, the Company, CHL, WAMU, WAML
                and the Trustee.                                             6

                                      5